UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: January 3, 2025

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Other Jurisdiction of Incorporation)	001-33678 (Commission File Number)	68-0454536 (I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class Common Stock, par value $0.01 per share	Trading Symbol(s) NBY	Name of Each Exchange On Which Registered NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 3, 2025, NovaBay Pharmaceuticals, Inc. (the “Company”) entered into a Trademark Acquisition Agreement, (the “Trademark Acquisition Agreement”), by and between the Company and Phase One Health LLC, a Tennessee limited liability company (“Phase One”), that provides for the purchase by Phase One of the Company’s wound care product trademarks NeutroPhase, PhaseOne and OmniPhase (collectively, the “Trademarks”), for a purchase price of $500,000 (the “Wound Care Transaction”). In connection with the Wound Care Transaction, the Company also entered into a Transition Services Agreement, dated January 3, 2025, by and between the Company and Phase One (the “Transition Services Agreement”), pursuant to which the Company will: (i) provide limited transition services to Phase One until January 10, 2025; (ii) sell the Company’s existing wound care inventory from an outstanding purchase order (the “Inventory”) to Phase One for an aggregate payment of $126,000; and (iii) provide its remaining empty wound care product bottles to Phase One. In addition, the Transition Services Agreement provides that the existing supplier and distributor relationship between the Company and PhaseOne will be terminated upon the closing of the Wound Care Transaction.

As previously disclosed, the Company entered into a separate agreement to sell the Company’s eyecare products under the Avenova brand and related assets, which represents substantially all of the assets of the Company, pursuant to the Asset Purchase Agreement dated September 19, 2024, by and between the Company and PRN Physician Recommended Nutriceuticals, LLC, a Delaware limited liability company (“PRN”), as amended on November 5, 2024 by that certain Amendment No. 1 to Asset Purchase Agreement (the “Asset Sale Transaction”), which remains subject to stockholder approval. The Trademarks sold pursuant to the Trademark Acquisition Agreement and the Inventory sold pursuant to the Transition Services Agreement were assets of the Company’s wound care business that were excluded from the Asset Sale Transaction.

Additional information regarding the Asset Sale Transaction is included in the Current Reports on Form 8-K that were filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 20, 2024 and November 6, 2024 and in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting filed with the SEC on October 16, 2024 (the “Special Meeting Proxy Statement”), as supplemented from time to time, including by the supplement to the Special Meeting Proxy Statement dated as of November 12, 2024 (the “Proxy Supplement”).

The Trademark Acquisition Agreement contains representations, warranties and agreements of the parties that are customary for a transaction of this nature. The Company also agreed to provide limited indemnification to Phase One under the Trademark Acquisition Agreement for losses arising from a third-party claim involving a material breach or nonperformance of representations, warranties, covenants, agreements and obligations of the Company contained in the Trademark Acquisition Agreement. The Company’s liability for any such losses is limited to 50% of the purchase price for the Trademarks.

The foregoing description of the Trademark Acquisition Agreement and the Transition Services Agreement contains only a brief description of the material terms and does not purport to be a complete description of the rights and obligations of the parties to the Trademark Acquisition Agreement and the Transition Services Agreement, and such description is qualified in its entirety by reference to the full text of the Trademark Acquisition Agreement and the Transition Services Agreement, copies of which are filed as Exhibits 2.1 and 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 8, 2025, the Company completed the sale to Phase One of (i) the Trademarks pursuant to the Trademark Acquisition Agreement for a purchase price of $500,000 and (ii) the Inventory pursuant to the Transition Services Agreement for $126,000. The Company intends to use the proceeds from the sale of the Trademarks and the Inventory for the Company’s working capital needs to fund its ongoing operations and expenses, as well as for general corporate purposes. The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated herein into this Item 2.01 by reference.

Additional Matters

The documents described or referred to above and/or attached as an exhibit to, or incorporated by reference to, this Current Report on Form 8-K (collectively, the “Form 8-K Documents”) contain customary representations and warranties of the Company to such agreements that may be subject to limitations, qualifications or exceptions agreed upon by the parties, and may be subject to a contractual standard of materiality that differs from the materiality standard that applies to reports and documents filed with the SEC. In particular, in review of the representations and warranties contained in the Trademark Acquisition Agreement, it is important to bear in mind that the representations and warranties of the Company were (i) to, and solely for the benefit of Phase One and (ii) negotiated by the parties in connection with the Wound Care Transaction and with the principal purpose of allocating contractual risk between the parties in the Wound Care Transaction. The representations and warranties, other provisions of the Form 8-K Documents or any description of these provisions should not be read alone, but instead should be read only in conjunction with the information provided in and documents referred to in this Current Report on Form 8-K and in the other reports, statements and filings that the Company publicly files with the SEC.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
2.1*	Trademark Acquisition Agreement, dated January 3, 2025, by and between NovaBay Pharmaceuticals, Inc. and Phase One Health, LLC
10.1	Transition Services Agreement, dated as of January 3, 2025, by and between NovaBay Pharmaceuticals, Inc. and Phase One Health, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules were omitted as well as certain confidential portions of the agreement by means of marking such portions with brackets (due to such confidential portions not being material and being the type of information that the Company treats as private or confidential) pursuant to Item 601 of Regulation S-K promulgated by the SEC. The Company agrees to supplementally furnish a copy of any omitted schedule or confidential portions of an exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin M. Hall
Justin M. Hall
Chief Executive Officer and General Counsel

Dated: January 10, 2025